Exhibit 10.24

                                  Leonard Osser
                               110 E. 71st Street
                               New York, NY 10021

                                 March 29, 2002

Mr. Thomas Stuckey
Milestone Scientific Inc
220 South Orange Ave
Livingston, NJ 07039

Dear Tom:

Please be advised that I have agreed to defer $320,000 of my annual $350,000 salary for 2002 until January 2, 2003 except out of the proceeds of new equity financing and provided that Milestone pays me $2,500 per month.

                                               Very truly yours,


                                               Leonard Osser